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                                                                    Exhibit 10.1


                                 PROMISSORY NOTE
                                 ---------------


                                                              New York, New York
$40,000,000                                                         June 1, 1998


         FOR VALUE RECEIVED, GLIMCHER NORTHTOWN VENTURE, LLC, a Delaware limited liability company (hereinafter "MAKER"), having its principal place of business at c/o Glimcher Properties Limited Partnership, 20 South Third Street, Columbus, Ohio 43215, promises to pay to the order of Nomura Asset Capital Corporation, a Delaware corporation, (hereinafter, "PAYEE") at its principal place of business at Two World Financial Center, Building B, New York, New York 10281, or at such place as the holder hereof may from time to time designate in writing, the principal sum of FORTY MILLION AND NO/100 DOLLARS ($40,000,000), in lawful money of the United States of America, with interest thereon to be computed on the unpaid principal balance from time to time outstanding at the Interest Rate (as hereinafter defined), and to be paid in installments as follows:

         A. One installment of interest, in advance, on the date hereof, for the period commencing on (and including) the date hereof and ending on (and including) June 10, 1998.

         B. On July 11, 1998 and each Debt Service Payment Date thereafter (as defined in the Loan Agreement (as hereinafter defined)), payments of interest on the outstanding principal balance of this Note from time to time outstanding computed at the Interest Rate (as defined in the Loan Agreement).

and the balance of said principal sum together with all accrued and unpaid interest thereon shall be due and payable on August 30, 2001 (the "MATURITY DATE"). Interest on the principal sum of this Note shall be calculated on the basis of the actual number of days elapsed and a three hundred sixty (360) day year. All amounts due under this Note shall be payable without setoff, counterclaim or any other deduction whatsoever and are payable without relief from valuation and appraisement laws and with all expenses, costs and charges incurred in collection or enforcement hereof, including, without limitation, attorneys' fees and court costs.

         1. INTENTIONALLY DELETED.

         2. This Note is evidence of that certain mortgage loan made by Payee to Maker contemporaneously herewith (the "LOAN") and is executed pursuant to the terms and conditions of that certain Loan Agreement executed the date hereof, between Maker and Payee (the "LOAN AGREEMENT"). This Note is secured by, among other things: (a) a Mortgage, Assignment of Leases and Rents and Security Agreement dated as of the date hereof, given by Maker, as mortgagor, for the use and benefit of Payee, as mortgagee, encumbering the fee estate
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of Maker in a certain property located in the County of Anoka and State of
Minnesota, as more particularly described therein (the "MORTGAGE"), (b) an Assignments of Leases and Rents dated as of the date hereof, executed by Maker in favor of Payee (the "ASSIGNMENT OF LEASES"), and (c) the other Loan Documents (as defined in the Loan Agreement). Reference is made to the Mortgage, the Assignment of Leases and the other Loan Documents for a description of the nature and extent of the security afforded thereby, the rights of the holder hereof in respect of such security, the terms and conditions upon which this
Note is secured and the rights and duties of the holder of this Note. The holder of this Note is entitled to the benefits of the Mortgage, the Assignment of Leases and the other Loan Documents and may enforce the agreements contained therein and exercise the remedies provided therein or otherwise in respect thereof, all in accordance with the terms thereof. Except for the provisions and limitations set forth in Paragraph 9 of this Note, no reference herein to any of the Mortgage, the Assignment of Leases or other Loan Documents and no other provision of this Note or of the Mortgage, the Assignment of Leases or the other Loan Documents shall alter or impair the obligation of Maker, which is absolute and unconditional, to pay the principal of and interest on this Note at the time and place and at the rates and in the monies and funds described herein. All of the agreements, conditions, covenants, provisions and stipulations contained in the Mortgage, the Assignment of Leases and the other Loan Documents which are to be kept and performed by Maker are by this reference hereby made part of this Note to the same extent and with the same force and effect as if they were fully set forth in this Note, and Maker covenants and agrees to keep and perform the same, or cause the same to be kept and performed, in accordance with their terms. All capitalized terms not otherwise defined herein shall have the meaning set forth in the Loan Agreement.

         3. If any sum payable under this Note is not paid on the date on which it is due, Maker shall pay to Payee upon demand an amount equal to the lesser of three percent (3%) of such unpaid sum or the maximum amount permitted by applicable law in order to defray a portion of the expenses incurred by Payee in handling and processing such delinquent payment and to compensate Payee for the loss of the use of such delinquent payment. If the day when any payment required under this Note is due is not a Business Day, then payment shall be due on the first Business Day thereafter. The term "BUSINESS DAY" shall mean a day other than (i) a Saturday or Sunday, or (ii) any day on which national banks in New York, New York are not open for business.

         4. The whole of the principal sum of this Note, together with all interest accrued and unpaid thereon and all other sums due hereunder and under the other Loan Documents (all such sums hereinafter collectively referred to as the "DEBT"), or any portion thereof, shall without notice become immediately due and payable at the option of Payee if any payment required in this Note is not paid on the date on which it is due or upon the happening of any other Event of Default (as defined in the Loan Agreement). In the event that it should become necessary to employ counsel to collect or enforce the Debt or to protect or foreclose the security therefor, Maker also shall pay on demand all costs of collection incurred by Payee, including, without limitation, attorneys' fees, and costs reasonably incurred for the services of counsel whether or not suit be brought.

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         5. Maker does hereby agree that upon the occurrence of an Event of
Default, Payee shall be entitled to receive and Maker shall pay to Payee (a) interest on the entire unpaid principal sum of this Note and any other amounts (including interest to the extent permitted by applicable law) due at the Default Rate (as defined in the Loan Agreement), and (b) on the eleventh day of each month during which such Event of Default shall continue, an aggregate amount equal to the Mortgaged Property Cash Flow (as defined in the Loan Agreement) for the prior month (less any payments made to Payee pursuant to clause (a) above from the Mortgaged Property Cash Flow for the prior month and not including any Security Deposits to the extent any Tenant may have any right to the return of such Security Deposit), such Mortgaged Property Cash Flow to be applied by Payee to the payment of the Debt in such order as Payee shall determine in its sole discretion, including, without limitation, alternating applications thereof between interest and principal. Interest at the Default Rate shall be computed from the occurrence of the Event of Default until the actual receipt and collection of the Debt (or that portion thereof that is then due). Interest at the Default Rate, to the extent not paid, shall be added to the Debt and shall be secured by the Mortgage. This paragraph, however, shall not be construed as an agreement or privilege to extend the date of payment of the Debt, nor as a waiver of any other right or remedy accruing to Payee by reason of the occurrence of any Event of Default. The acceptance of any payment of Mortgaged Property Cash Flow shall not be deemed to cure or constitute a waiver of any Event of Default. Payee retains its rights under this Note and the other Loan Documents to accelerate and to continue to demand payment of the Debt upon the happening of any Event of Default, despite any payment of Mortgaged Property Cash Flow.

         6. Other than as set forth in Sections 2.2.1, 2.3.2 and 2.3.3 of the Loan Agreement, this Note may not be prepaid. Following the occurrence of any Event of Default, Maker shall tender payment of an amount sufficient to satisfy the Debt and such tender by Maker shall be deemed to be voluntary. Any application of Insurance Proceeds or Condemnation Proceeds to payment of the Debt or any other prepayment of the Debt permitted pursuant to Section 7.1.2 or
Section 7.1.3 of the Loan Agreement shall be without any prepayment consideration.

         7. All of the Debt shall be due and payable on the Maturity Date.

         8. It is expressly stipulated and agreed to be the intent of Maker and Payee at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Payee to contract for, charge, take, reserve or receive a greater amount of interest than under state law) and that this paragraph shall control every other covenant and agreement in this Note, the Loan Agreement, the Mortgage and the other Loan Documents. If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under this Note, the Loan Agreement, the Mortgage or any of the other Loan Documents or contracted for, charged, taken, reserved or received with respect to the Debt, or if Payee's exercise of the option to accelerate the Maturity Date or any prepayment by Maker results in Maker having paid any interest in excess of that permitted by applicable law, then it is Maker's and Payee's express intent that all excess amounts theretofore collected by Payee shall be credited on the principal balance of this Note and all other Debt and the provisions of this Note, the Loan Agreement, the Mortgage and the other Loan Documents immediately be deemed

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reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Payee for the use, forbearance or detention of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term of the Debt until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate from time to time in effect and applicable to the Debt for so long as the Debt is outstanding.

         9. Section 9.4 of the Loan Agreement is incorporated herein by reference and all of the provisions of this Note shall be subject thereto.

         10. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Maker or Payee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought. Whenever used, the singular number shall include the plural, the plural the singular, and the words "PAYEE" and "MAKER" shall include their respective successors, assigns, heirs, executors and administrators. If Maker consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.

         11. Maker and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest, notice of nonpayment, notice of intent to accelerate the maturity hereof and notice of acceleration. No release of any security for the Debt or any person liable for payment of the Debt, no extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of the Loan Documents made by agreement between Payee and any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Maker and any other person or party who may become liable under the Loan Documents for the payment of all or any part of the Debt.

         12. The remedies of the holder hereof as provided in this Note or in the Mortgage, the Assignment of Leases or the other Loan Documents shall be cumulative and concurrent, and may be pursued singly, successively, or together at the sole discretion of the holder hereof, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof. Nothing herein contained shall be construed as limiting the holder of this Note to the remedies mentioned above.

         13. Maker (and the undersigned representative of Maker, if any) represents that Maker has full power, authority and legal right to execute, deliver and perform its obligations pursuant to this Note, the Loan Agreement, the Mortgage and the other Loan Documents and that this Note, the Loan Agreement, the Mortgage and the other Loan Documents constitute valid and binding obligations of Maker.

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         14. If any term or provision of this Note or the application thereof to any person or circumstance shall to any extent be invalid, illegal or unenforceable, the remainder of this Note or the application of such term or provision to persons or circumstances other than those as to which it is invalid, illegal or unenforceable shall not be affected thereby.

         15. All notices or other communications required or permitted to be given pursuant hereto shall be given and shall be effective in the manner specified in the Loan Agreement, directed to the parties at their respective addresses as provided therein.

         16. MAKER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY MAKER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. PAYEE IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY MAKER.

         17. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF
LAWS) AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

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         Maker has duly executed this Promissory Note the day and year first above written.


                                    GLIMCHER NORTHTOWN VENTURE, LLC, a
                                    Delaware limited liability company

                                    By:  GLIMCHER BLAINE, INC., a Delaware
                                         corporation, its managing member


                                    By:  /s/George A. Schmidt
                                         ----------------------------------
                                         Name:   George A. Schmidt
                                         Title:  Senior Vice President



Pay to the order of_________________________________________________, without recourse.


                                    NOMURA ASSET CAPITAL CORPORATION,
                                    a Delaware corporation

                                    By:
                                         ----------------------------------
                                         Name:
                                         Title: